Employee Compensation	12 Months Ended
Dec. 31, 2023
Classes of employee benefits expense [abstract]
Employee Compensation	Employee Compensation
The Group operate defined-contribution plans for the benefit of its employees. The Group has no further payment obligations once the contributions have been paid. The Group’ contributions to defined contribution plans are expensed as incurred.

Amounts in thousands USD	for the year ended December 31, 2023	for the year ended December 31, 2022	for the year ended December 31, 2021
Salaries and wages	$60,168	$47,478	$32,307
Share-based payments	11,060	8,047	2,524
Social security costs	13,408	11,337	6,148
Pension costs - defined contribution plans	5,576	4,390	2,685
Total employee benefits cost	$90,212	$71,252	$43,664

For information about stock-based compensation, please see note 21.